Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2022

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2022	2021	2021	4Q21	1Q21
Net interest income (2)	$1,154	$1,138	$978	1%	18%
FTE adjustment	(8)	(6)	(6)	(33)	(33)
Net interest income	1,146	1,132	972	1	18
Provision for credit losses	25	(64)	(60)	139	142
Noninterest income	499	515	395	(3)	26
Noninterest expense	1,053	1,221	793	(14)	33
Income before income taxes	567	490	634	16	(11)
Provision for income taxes	105	88	102	19	3
Income after income taxes	462	402	532	15	(13)
Income attributable to non-controlling interest	2	1	—	100	100
Net income attributable to Huntington Bancshares Inc	460	401	532	15	(14)
Dividends on preferred shares	28	28	31	—	(10)
Impact of preferred stock redemption	—	(4)	—	100	—
Net income applicable to common shares	$432	$377	$501	15%	(14)%

Net income per common share - diluted	$0.29	$0.26	$0.48	12%	(40)%
Cash dividends declared per common share	0.155	0.155	0.15	—	3
Tangible book value per common share at end of period	7.47	8.06	8.64	(7)	(14)
Number of common shares repurchased	—	10	—	(100)	—
Average common shares - basic	1,438	1,444	1,018	—	41
Average common shares - diluted	1,464	1,471	1,041	—	41
Ending common shares outstanding	1,439	1,438	1,018	—	41
Return on average assets	1.05%	0.92%	1.76%
Return on average common shareholders’ equity	10.4	8.7	18.7
Return on average tangible common shareholders’ equity (1)	15.8	13.2	23.7
Net interest margin (2)	2.88	2.85	3.48
Efficiency ratio (3)	62.9	73.0	57.0
Effective tax rate	18.5	18.0	16.1
Average total assets	$177,612	$173,672	$122,995	2	44
Average earning assets	162,414	158,692	114,105	2	42
Average loans and leases	111,142	109,488	80,261	2	38
Average loans and leases - linked quarter annualized growth rate	6.0%	(0.7)%	(4.2)%
Average total deposits	$142,917	$142,303	$99,285	—	44
Average core deposits (4)	139,148	138,008	95,815	1	45
Average core deposits - linked quarter annualized growth rate	3.3%	0.6%	15.1%
Average shareholders’ equity	19,064	19,375	13,324	(2)	43
Average common total shareholders' equity	16,898	17,193	10,858	(2)	56
Average tangible common shareholders' equity	11,364	11,675	8,722	(3)	30
Total assets at end of period	176,856	174,064	125,768	2	41
Total shareholders’ equity at end of period	18,452	19,297	13,600	(4)	36

NCOs as a % of average loans and leases	0.07%	0.12%	0.32%
NAL ratio	0.60	0.64	0.64
NPA ratio (5)	0.63	0.67	0.68
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.79	1.82	2.12
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.87	1.89	2.17
Common equity tier 1 risk-based capital ratio (6)	9.22	9.33	10.32
Tangible common equity / tangible asset ratio (7)	6.28	6.88	7.11
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)March 31, 2022, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2022	2021	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,708	$1,811	(6)%
Interest-bearing deposits at Federal Reserve Bank	2,816	3,711	(24)
Interest-bearing deposits in banks	98	392	(75)
Trading account securities	74	46	61
Available-for-sale securities	25,152	28,460	(12)
Held-to-maturity securities	17,190	12,447	38
Other securities	1,056	648	63
Loans held for sale	1,070	1,676	(36)
Loans and leases (1)	112,817	111,267	1
Allowance for loan and lease losses	(2,018)	(2,030)	1
Net loans and leases	110,799	109,237	1
Bank owned life insurance	2,762	2,765	—
Accrued income and other receivables	2,199	1,319	67
Premises and equipment	1,173	1,164	1
Goodwill	5,349	5,349	—
Servicing rights and other intangible assets	665	611	9
Other assets	4,745	4,428	7
Total assets	$176,856	$174,064	2%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$146,965	$143,263	3%
Short-term borrowings	652	334	95
Long-term debt	6,508	7,108	(8)
Other liabilities	4,250	4,041	5
Total liabilities	158,375	154,746	2

Shareholders' equity
Preferred stock	2,167	2,167	—
Common stock	14	14	—
Capital surplus	15,255	15,222	—
Less treasury shares, at cost	(78)	(79)	1
Accumulated other comprehensive income (loss)	(1,314)	(229)	(474)
Retained earnings	2,408	2,202	9
Total Huntington Bancshares Inc shareholders’ equity	18,452	19,297	(4)
Non-controlling interest	29	21	38
Total equity	18,481	19,318	(4)
Total liabilities and shareholders’ equity	$176,856	$174,064	2%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,439,174,659	1,437,742,172
Treasury shares outstanding	6,211,714	6,298,288
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	557,500	557,500
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2022		2021		2021		2021		2021
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$42,236	37%	$41,688	37%	$40,452	37%	$41,900	37%	$32,297	40%
Commercial real estate:
Construction	2,010	2	1,871	2	1,812	2	1,926	2	1,083	1
Commercial	13,381	12	13,090	12	12,882	11	12,848	12	6,096	8
Commercial real estate	15,391	14	14,961	14	14,694	13	14,774	14	7,179	9
Lease financing	4,978	4	5,000	4	4,991	5	5,027	5	2,167	3
Total commercial	62,605	55	61,649	55	60,137	55	61,701	56	41,643	52
Consumer:
Residential mortgage	19,942	18	19,256	17	18,922	17	18,729	17	12,092	15
Automobile	13,480	12	13,434	12	13,305	12	13,174	12	12,591	16
Home equity	10,343	9	10,550	9	10,919	10	11,317	10	8,727	11
RV and marine	5,191	5	5,058	5	5,052	5	4,960	4	4,218	5
Other consumer	1,256	1	1,320	2	1,223	1	1,187	1	959	1
Total consumer	50,212	45	49,618	45	49,421	45	49,367	44	38,587	48
Total loans and leases	$112,817	100%	$111,267	100%	$109,558	100%	$111,068	100%	$80,230	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2022		2021		2021		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$51,132	45%	$49,372	44%	$46,988	43%	$46,559	42%	$27,318	34%
Consumer and Business Banking	31,756	29	32,715	30	34,267	31	35,961	32	26,658	33
Vehicle Finance	21,344	19	20,968	19	20,353	19	20,196	18	19,474	24
RBHPCG (Regional Banking and The Huntington Private Client Group)	8,435	7	8,012	7	7,743	7	7,394	7	6,587	8
Treasury / Other	150	—	200	—	207	—	958	1	193	1
Total loans and leases	$112,817	100%	$111,267	100%	$109,558	100%	$111,068	100%	$80,230	100%

Average Balances by Business Segment:
Commercial Banking	$49,515	45%	$47,281	43%	$46,180	43%	$31,896	37%	$26,694	33%
Consumer and Business Banking	32,134	29	33,434	31	35,544	32	28,905	33	27,069	34
Vehicle Finance	21,155	19	20,598	19	20,219	18	19,548	22	19,735	25
RBHPCG	8,178	7	7,842	7	7,527	7	6,840	8	6,568	8
Treasury / Other	160	—	333	—	198	—	205	—	195	—
Total loans and leases	$111,142	100%	$109,488	100%	$109,668	100%	$87,394	100%	$80,261	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2022		2021		2021		2021		2021
Ending Balances by Type:
Demand deposits - noninterest-bearing	$43,824	29%	$43,236	30%	$44,560	31%	$45,249	32%	$31,226	30%
Demand deposits - interest-bearing	42,099	29	39,837	28	36,423	26	34,938	24	27,493	27
Money market deposits	33,444	23	32,522	23	32,662	23	33,616	24	26,268	26
Savings and other domestic deposits	21,716	15	21,088	15	20,773	15	20,876	15	13,115	13
Core certificates of deposit (1)	2,358	2	2,740	2	3,080	2	3,537	2	1,329	1
Total core deposits	143,441	98	139,423	98	137,498	97	138,216	97	99,431	97
Other domestic deposits of $250,000 or more	274	—	359	—	521	—	675	—	105	—
Negotiable CDS, brokered and other deposits	3,250	2	3,481	2	3,879	3	3,914	3	2,648	3
Total deposits	$146,965	100%	$143,263	100%	$141,898	100%	$142,805	100%	$102,184	100%
Total core deposits:
Commercial	$64,013	45%	$61,521	44%	$61,210	45%	$61,055	44%	$46,539	47%
Consumer	79,428	55	77,902	56	76,288	55	77,161	56	52,892	53
Total core deposits	$143,441	100%	$139,423	100%	$137,498	100%	$138,216	100%	$99,431	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2022		2021		2021		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$35,034	24%	$31,845	22%	$32,531	23%	$32,624	23%	$25,420	25%
Consumer and Business Banking	96,907	65	95,352	67	94,439	67	95,693	67	65,437	64
Vehicle Finance	1,323	1	1,401	1	1,437	1	1,155	1	849	1
RBHPCG	9,672	7	10,162	7	9,025	6	8,416	6	7,163	7
Treasury / Other (2)	4,029	3	4,503	3	4,466	3	4,917	3	3,315	3
Total deposits	$146,965	100%	$143,263	100%	$141,898	100%	$142,805	100%	$102,184	100%

Average Balances by Business Segment:
Commercial Banking	$33,355	23%	$31,950	22%	$32,867	23%	$27,372	24%	$25,100	25%
Consumer and Business Banking	94,464	66	94,593	67	94,719	67	73,011	65	62,333	63
Vehicle Finance	1,289	1	1,501	1	1,328	1	1,035	1	768	1
RBHPCG	9,520	7	9,505	7	8,587	6	7,564	7	7,059	7
Treasury / Other (2)	4,289	3	4,754	3	4,802	3	3,696	3	4,025	4
Total deposits	$142,917	100%	$142,303	100%	$142,303	100%	$112,678	100%	$99,285	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2022	2021	2021	2021	2021	4Q21	1Q21
Assets
Interest-bearing deposits at Federal Reserve Bank	$7,195	$7,227	$11,536	$7,636	$6,065	—%	19%
Interest-bearing deposits in banks	174	521	466	319	177	(67)	(2)
Securities:
Trading account securities	46	51	49	48	52	(10)	(12)
Available-for-sale securities:
Taxable	24,205	23,895	20,147	20,096	14,827	1	63
Tax-exempt	2,886	3,057	3,116	2,832	2,650	(6)	9
Total available-for-sale securities	27,091	26,952	23,263	22,928	17,477	1	55
Held-to-maturity securities - taxable	14,556	12,421	11,964	7,280	8,269	17	76
Other securities	967	651	677	479	412	49	135
Total securities	42,660	40,075	35,953	30,735	26,210	6	63
Loans held for sale	1,243	1,381	1,525	1,294	1,392	(10)	(11)
Loans and leases: (2)
Commercial:
Commercial and industrial	41,397	40,582	40,597	34,126	32,153	2	29
Commercial real estate:
Construction	1,877	1,820	1,803	1,310	1,053	3	78
Commercial	13,186	12,758	12,891	7,773	6,122	3	115
Commercial real estate	15,063	14,578	14,694	9,083	7,175	3	110
Lease financing	4,912	4,933	4,983	2,798	2,199	—	123
Total commercial	61,372	60,093	60,274	46,007	41,527	2	48
Consumer:
Residential mortgage	19,505	18,955	18,886	13,768	12,094	3	61
Automobile	13,463	13,355	13,209	12,793	12,665	1	6
Home equity	10,414	10,748	11,106	9,375	8,809	(3)	18
RV and marine	5,103	5,040	4,998	4,447	4,193	1	22
Other consumer	1,285	1,297	1,195	1,004	973	(1)	32
Total consumer	49,770	49,395	49,394	41,387	38,734	1	28
Total loans and leases	111,142	109,488	109,668	87,394	80,261	2	38
Allowance for loan and lease losses	(2,047)	(2,112)	(2,219)	(1,828)	(1,809)	3	(13)
Net loans and leases	109,095	107,376	107,449	85,566	78,452	2	39
Total earning assets	162,414	158,692	159,148	127,378	114,105	2	42
Cash and due from banks	1,648	1,695	1,535	1,106	1,080	(3)	53
Goodwill and other intangible assets	5,584	5,570	5,578	3,055	2,176	—	157
All other assets	10,013	9,827	9,791	8,119	7,443	2	35
Total assets	$177,612	$173,672	$173,833	$137,830	$122,995	2%	44%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,634	$38,441	$35,690	$29,729	$26,812	6%	52%
Money market deposits	32,672	32,400	33,281	28,124	26,247	1	24
Savings and other domestic deposits	21,316	20,896	20,931	15,190	12,277	2	74
Core certificates of deposit (3)	2,560	2,909	3,319	1,832	1,384	(12)	85
Other domestic deposits of $250,000 or more	316	452	582	259	115	(30)	175
Negotiable CDS, brokered and other deposits	3,453	3,843	3,905	2,986	3,355	(10)	3
Total interest-bearing deposits	100,951	98,941	97,708	78,120	70,190	2	44
Short-term borrowings	4,728	342	317	241	208	1,282	2,173
Long-term debt	6,914	7,674	7,587	6,887	7,766	(10)	(11)
Total interest-bearing liabilities	112,593	106,957	105,612	85,248	78,164	5	44
Demand deposits - noninterest-bearing	41,966	43,362	44,595	34,558	29,095	(3)	44
All other liabilities	3,964	3,957	3,823	2,608	2,412	—	64
Total Huntington Bancshares Inc shareholders’ equity	19,064	19,375	19,783	15,410	13,324	(2)	43
Non-controlling interest	25	21	20	6	—	19	100
Total equity	19,089	19,396	19,803	15,416	13,324	(2)	43
Total liabilities and shareholders’ equity	$177,612	$173,672	$173,833	$137,830	$122,995	2%	44%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$3	$3	$4	$2	$2
Interest-bearing deposits in banks	—	—	1	—	—
Securities:
Trading account securities	—	—	—	1	—
Available-for-sale securities:
Taxable	90	77	68	67	49
Tax-exempt	22	19	18	17	17
Total available-for-sale securities	112	96	86	84	66
Held-to-maturity securities - taxable	66	50	47	35	42
Other securities	5	4	2	2	2
Total securities	183	150	135	122	110
Loans held for sale	10	10	13	9	9
Loans and leases:
Commercial:
Commercial and industrial	392	393	419	319	315
Commercial real estate:
Construction	17	17	17	12	9
Commercial	97	102	105	60	40
Commercial real estate	114	119	122	72	49
Lease financing	61	61	61	36	28
Total commercial	567	573	602	427	392
Consumer:
Residential mortgage	146	141	139	104	95
Automobile	112	119	121	115	116
Home equity	102	109	113	89	80
RV and marine	52	54	55	46	44
Other consumer	28	29	29	27	27
Total consumer	440	452	457	381	362
Total loans and leases	1,007	1,025	1,059	808	754
Total earning assets	$1,203	$1,188	$1,212	$941	$875

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$3	$3	$3	$4	$2
Money market deposits	4	6	7	4	4
Savings and other domestic deposits	1	1	1	2	1
Core certificates of deposit (3)	1	—	(2)	1	2
Other domestic deposits of $250,000 or more	—	—	1	—	—
Negotiable CDS, brokered and other deposits	2	1	1	1	2
Total interest-bearing deposits	11	11	11	12	11
Short-term borrowings	7	1	—	—	—
Long-term debt	31	38	34	85	(114)
Total interest-bearing liabilities	49	50	45	97	(103)
Net interest income	$1,154	$1,138	$1,167	$844	$978
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2022	2021	2021	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	0.17%	0.15%	0.17%	0.11%	0.10%
Interest-bearing deposits in banks	0.15	0.06	0.04	0.01	0.08
Securities:
Trading account securities	3.39	3.67	2.98	2.96	3.64
Available-for-sale securities:
Taxable	1.49	1.29	1.34	1.34	1.32
Tax-exempt	3.00	2.40	2.37	2.42	2.52
Total available-for-sale securities	1.65	1.42	1.48	1.47	1.50
Held-to-maturity securities - taxable	1.81	1.59	1.58	1.94	2.02
Other securities	1.88	2.18	1.43	1.72	1.66
Total securities	1.72	1.49	1.52	1.59	1.67
Loans held for sale	3.15	3.14	3.23	2.79	2.64
Loans and leases: (3)
Commercial:
Commercial and industrial	3.79	3.79	4.04	3.70	3.91
Commercial real estate:
Construction	3.52	3.71	3.68	3.57	3.41
Commercial	2.94	3.14	3.17	3.06	2.64
Commercial real estate	3.01	3.21	3.23	3.13	2.75
Lease financing	4.93	4.81	4.84	5.00	5.18
Total commercial	3.69	3.73	3.91	3.67	3.78
Consumer:
Residential mortgage	2.99	2.97	2.95	3.04	3.13
Automobile	3.38	3.53	3.62	3.62	3.71
Home equity	3.99	4.01	4.03	3.79	3.71
RV and marine	4.15	4.31	4.33	4.13	4.30
Other consumer	8.96	9.06	9.72	10.61	11.17
Total consumer	3.57	3.64	3.67	3.69	3.78
Total loans and leases	3.64	3.69	3.80	3.68	3.78
Total earning assets	3.00	2.97	3.02	2.96	3.11
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.03	0.03	0.04	0.04	0.04
Money market deposits	0.05	0.08	0.08	0.06	0.06
Savings and other domestic deposits	0.02	0.02	0.03	0.04	0.04
Core certificates of deposit (4)	0.14	—	(0.23)	0.19	0.51
Other domestic deposits of $250,000 or more	0.08	0.18	0.21	0.26	0.22
Negotiable CDS, brokered and other deposits	0.17	0.14	0.15	0.16	0.18
Total interest-bearing deposits	0.04	0.05	0.05	0.06	0.06
Short-term borrowings	0.57	0.09	0.14	0.47	0.19
Long-term debt	1.83	1.93	1.81	4.97	(5.88)
Total interest-bearing liabilities	0.18	0.18	0.17	0.45	(0.53)
Net interest rate spread	2.82	2.79	2.85	2.51	3.64
Impact of noninterest-bearing funds on margin	0.06	0.06	0.06	0.15	(0.16)
Net interest margin	2.88%	2.85%	2.91%	2.66%	3.48%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2022	2021	2021	2021	2021
Fully-taxable equivalent basis (1)	First	Fourth	Third	Second	First
Commercial loans (2)(3)	3.47%	3.53%	3.65%	3.27%	3.22%
Impact of commercial loan derivatives	0.22	0.20	0.26	0.40	0.56
Total commercial - as reported	3.69%	3.73%	3.91%	3.67%	3.78%
Average 1 Month LIBOR	0.23%	0.09%	0.09%	0.10%	0.12%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Interest income	$1,195	$1,182	$1,205	$935	$869
Interest expense	49	50	45	97	(103)
Net interest income	1,146	1,132	1,160	838	972
Provision for credit losses	25	(64)	(62)	211	(60)
Net interest income after provision for credit losses	1,121	1,196	1,222	627	1,032
Service charges on deposit accounts	97	101	114	88	69
Card and payment processing income	86	93	96	80	65
Mortgage banking income	49	61	81	67	100
Trust and investment management services	65	63	61	56	52
Capital markets fees	42	47	40	35	29
Insurance income	31	28	25	25	27
Leasing revenue	35	41	42	12	4
Bank owned life insurance income	17	22	15	16	16
Gain on sale of loans	28	1	2	3	3
Net gains (losses) on sales of securities	—	(1)	—	10	—
Other noninterest income	49	59	59	52	30
Total noninterest income	499	515	535	444	395
Personnel costs	580	632	643	592	468
Outside data processing and other services	165	269	304	162	115
Net occupancy	64	68	95	72	42
Equipment	81	68	79	55	46
Professional services	19	22	26	48	17
Marketing	21	35	25	15	14
Deposit and other insurance expense	18	18	17	8	8
Amortization of intangibles	14	14	13	11	10
Lease financing equipment depreciation	14	17	19	5	—
Other noninterest expense	77	78	68	104	73
Total noninterest expense	1,053	1,221	1,289	1,072	793
Income (loss) before income taxes	567	490	468	(1)	634
Provision for income taxes	105	88	90	14	102
Income (loss) after income taxes	462	402	378	(15)	532
Income attributable to non-controlling interest	2	1	1	—	—
Net income (loss) attributable to Huntington Bancshares Inc	460	401	377	(15)	532
Dividends on preferred shares	28	28	29	43	31
Impact of preferred stock redemption	—	(4)	15	—	—
Net income (loss) applicable to common shares	$432	$377	$333	$(58)	$501

Average common shares - basic	1,438	1,444	1,463	1,125	1,018
Average common shares - diluted	1,464	1,471	1,487	1,125	1,041

Per common share
Net income (loss) - basic	$0.30	$0.26	$0.23	$(0.05)	$0.49
Net income (loss) - diluted	0.29	0.26	0.22	(0.05)	0.48
Cash dividends declared	0.155	0.155	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,146	$1,132	$1,160	$838	$972
FTE adjustment	8	6	7	6	6
Net interest income (1)	1,154	1,138	1,167	844	978
Noninterest income	499	515	535	444	395
Total revenue (1)	$1,653	$1,653	$1,702	$1,288	$1,373
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2022	2021	2021	2021	2021	4Q21	1Q21
Net origination and secondary marketing income	$37	$56	$80	$70	$94	(34)%	(61)%
Net mortgage servicing income
Loan servicing income	22	22	21	17	17	—	29
Amortization of capitalized servicing	(15)	(20)	(21)	(20)	(20)	25	25
Operating (expense) income	7	2	—	(3)	(3)	250	333
MSR valuation adjustment	51	(1)	1	(24)	51	5,200	—
Gains (losses) due to MSR hedging	(47)	2	(4)	22	(46)	(2,450)	(2)
Net MSR risk management	4	1	(3)	(2)	5	300	(20)
Total net mortgage servicing (expense) income	$11	$3	$(3)	$(5)	$2	267%	450%
All other	1	2	4	2	4	(50)	(75)
Mortgage banking income	$49	$61	$81	$67	$100	(20)%	(51)%

Mortgage origination volume	$2,881	$3,880	$4,467	$4,007	$4,042	(26)%	(29)%
Mortgage origination volume for sale	1,519	2,380	2,514	2,265	2,669	(36)	(43)

Third party mortgage loans serviced (1)	31,570	31,017	30,554	30,398	23,585	2	34
Mortgage servicing rights (1)	416	351	338	327	274	19	52
MSR % of investor servicing portfolio (1)	1.32%	1.13%	1.11%	1.08%	1.16%	17%	14%
(1)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Allowance for loan and lease losses, beginning of period	$2,030	$2,107	$2,218	$1,703	$1,814
Loan and lease charge-offs	(81)	(79)	(106)	(102)	(95)
Recoveries of loans and leases previously charged-off	62	45	51	40	31
Net loan and lease charge-offs	(19)	(34)	(55)	(62)	(64)
Provision (benefit) for loan and lease losses	7	(43)	(56)	145	(47)
Allowance on PCD loans and leases at acquisition	—	—	—	432	—
Allowance for loan and lease losses, end of period	2,018	2,030	2,107	2,218	1,703
Allowance for unfunded lending commitments, beginning of period	77	98	104	38	52
Provision (reduction in allowance) for unfunded lending commitments	14	(21)	(6)	66	(13)
Unfunded lending commitment losses	—	—	—	—	(1)
Allowance for unfunded lending commitments, end of period	91	77	98	104	38
Total allowance for credit losses, end of period	$2,109	$2,107	$2,205	$2,322	$1,741
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.79%	1.82%	1.92%	2.00%	2.12%
Nonaccrual loans and leases (NALs)	296	284	245	227	330
Nonperforming assets (NPAs)	285	271	236	219	313
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.87%	1.89%	2.01%	2.09%	2.17%
Nonaccrual loans and leases (NALs)	309	294	256	238	338
Nonperforming assets (NPAs)	298	281	247	229	320

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$937	$832	$801	$1,030	$824
Commercial real estate	521	586	678	499	332
Lease financing	56	44	70	89	41
Total commercial	1,514	1,462	1,549	1,618	1,197
Consumer
Residential mortgage	139	145	127	125	73
Automobile	101	108	122	141	156
Home equity	60	88	108	140	90
RV and marine	96	105	111	114	114
Other consumer	108	122	90	80	73
Total consumer	504	568	558	600	506
Total allowance for loan and lease losses	2,018	2,030	2,107	2,218	1,703
Allowance for unfunded lending commitments	91	77	98	104	38
Total allowance for credit losses	$2,109	$2,107	$2,205	$2,322	$1,741

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$(23)	$6	$28	$37	$28
Commercial real estate:
Construction	(1)	—	(1)	—	—
Commercial	9	(4)	8	17	(3)
Commercial real estate	8	(4)	7	17	(3)
Lease financing	5	3	12	5	24
Total commercial	(10)	5	47	59	49
Consumer:
Residential mortgage	—	(1)	—	—	—
Automobile	—	—	(4)	(4)	2
Home equity	(1)	(1)	(3)	(1)	—
RV and marine	3	2	—	—	3
Other consumer	27	29	15	8	10
Total consumer	29	29	8	3	15
Total net charge-offs	$19	$34	$55	$62	$64

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	(0.22)%	0.06%	0.28%	0.43%	0.35%
Commercial real estate:
Construction	(0.14)	(0.03)	(0.14)	(0.04)	(0.04)
Commercial	0.27	(0.13)	0.26	0.81	(0.17)
Commercial real estate	0.22	(0.12)	0.21	0.69	(0.15)
Lease financing	0.40	0.24	0.87	0.93	4.32
Total commercial	(0.06)	0.03	0.31	0.51	0.47
Consumer:
Residential mortgage	—	(0.01)	—	—	0.01
Automobile	0.01	(0.03)	(0.10)	(0.13)	0.05
Home equity	(0.03)	(0.04)	(0.08)	(0.08)	0.02
RV and marine	0.20	0.13	(0.01)	0.02	0.29
Other consumer	8.46	9.21	4.84	3.26	3.99
Total consumer	0.23	0.23	0.07	0.02	0.16
Net charge-offs as a % of average loans	0.07%	0.12%	0.20%	0.28%	0.32%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$323	$370	$494	$591	$326
Commercial real estate	114	104	103	83	8
Lease financing	38	48	60	74	17
Residential mortgage	117	111	108	130	90
Automobile	4	3	3	3	3
Home equity	84	79	87	91	71
RV and marine	2	1	6	5	1
Total nonaccrual loans and leases	682	716	861	977	516
Other real estate, net:
Residential	10	8	6	5	2
Commercial	1	1	1	2	—
Total other real estate, net	11	9	7	7	2
Other NPAs (2)	15	25	25	30	26
Total nonperforming assets	$708	$750	$893	$1,014	$544

Nonaccrual loans and leases as a % of total loans and leases	0.60%	0.64%	0.79%	0.88%	0.64%
NPA ratio (3)	0.63	0.67	0.82	0.91	0.68
(NPA+90days)/(Loan+OREO) (4)	0.88	0.86	0.97	1.05	0.87

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Nonperforming assets, beginning of period	$750	$893	$1,014	$544	$563
New nonperforming assets	204	146	195	116	129
Acquired NPAs	—	—	—	629	—
Returns to accruing status	(57)	(99)	(125)	(46)	(33)
Charge-offs	(32)	(35)	(51)	(77)	(52)
Payments	(155)	(152)	(128)	(81)	(55)
Sales	(2)	(3)	(12)	(71)	(8)
Nonperforming assets, end of period	$708	$750	$893	$1,014	$544
(1)December 31, 2021 and all periods prior generally exclude loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$13	$6	$1	$—
Lease financing	12	11	12	14	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	25	25	16	17	18
Automobile	6	6	5	4	5
Home equity	12	17	10	9	10
RV and marine	1	3	2	1	1
Other consumer	2	3	2	2	2
Total, excl. loans guaranteed by the U.S. Government	68	78	53	48	44
Add: loans guaranteed by U.S. Government	212	132	122	100	110
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$280	$210	$175	$148	$154

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.07%	0.05%	0.04%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.19	0.12	0.11	0.09	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.25	0.19	0.16	0.13	0.19

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$18,452	$19,297	$19,479	$20,511	$13,600
Regulatory capital adjustments:
CECL transitional amount (2)	328	437	440	459	422
Shareholders’ preferred equity	(2,177)	(2,177)	(2,281)	(2,866)	(2,680)
Accumulated other comprehensive income (loss) offset	1,314	230	125	19	56
Goodwill and other intangibles, net of related taxes	(5,474)	(5,484)	(5,477)	(5,479)	(2,095)
Deferred tax assets that arise from tax loss and credit carryforwards	(46)	(54)	(36)	(48)	(63)
Common equity tier 1 capital	12,397	12,249	12,250	12,596	9,240
Additional tier 1 capital
Shareholders’ preferred equity	2,177	2,177	2,281	2,866	2,680
Tier 1 capital	14,574	14,426	14,531	15,462	11,920
Long-term debt and other tier 2 qualifying instruments	1,464	1,539	1,552	1,062	610
Qualifying allowance for loan and lease losses	1,485	1,281	1,290	1,345	1,119
Tier 2 capital	2,949	2,820	2,842	2,407	1,729
Total risk-based capital	$17,523	$17,246	$17,373	$17,869	$13,649
Risk-weighted assets (RWA)(1)	$134,484	$131,266	$128,023	$126,241	$89,494
Common equity tier 1 risk-based capital ratio (1)	9.22%	9.33%	9.57%	9.98%	10.32%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.43	8.56	8.62	11.65	9.85
Tier 1 risk-based capital ratio (1)	10.84	10.99	11.35	12.25	13.32
Total risk-based capital ratio (1)	13.03	13.14	13.57	14.15	15.25
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.00	8.83	9.14	9.61	9.82
(1)March 31, 2022, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized. As of March 31, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Cash dividends declared per common share	$0.155	$0.155	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,438	1,444	1,463	1,125	1,018
Average - diluted	1,464	1,471	1,487	1,125	1,041
Ending	1,439	1,438	1,446	1,477	1,018
Tangible book value per common share (1)	$7.47	$8.06	$8.09	$8.22	$8.64
Common share repurchases (in millions)
Number of shares repurchased	—	10	33	—	—

Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2022	2021	2021	2021	2021
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$18,452	$19,297	$19,479	$20,511	$13,600
Goodwill and other intangible assets	(5,577)	(5,591)	(5,571)	(5,585)	(2,171)
Deferred tax liability on other intangible assets (1)	48	51	54	56	38
Total tangible equity	12,923	13,757	13,962	14,982	11,467
Preferred equity	(2,167)	(2,167)	(2,267)	(2,851)	(2,676)
Total tangible common equity	$10,756	$11,590	$11,695	$12,131	$8,791
Total assets	$176,856	$174,064	$173,878	$175,172	$125,768
Goodwill and other intangible assets	(5,577)	(5,591)	(5,571)	(5,585)	(2,171)
Deferred tax liability on other intangible assets (1)	48	51	54	56	38
Total tangible assets	$171,327	$168,524	$168,361	$169,643	$123,635
Tangible equity / tangible asset ratio	7.54%	8.16%	8.29%	8.83%	9.28%
Tangible common equity / tangible asset ratio	6.28	6.88	6.95	7.15	7.11
Other data:
Number of employees (Average full-time equivalent)	19,722	20,309	20,908	17,018	15,449
Number of domestic full-service branches (2)	1,030	1,092	1,236	1,239	814
ATM Count	1,729	1,756	2,317	2,340	1,314
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three months ended		Change (%)
($ in millions)	March 31, 2022	December 31, 2021
Pre-Provision Net Revenue (PPNR)
Total revenue	$1,645	$1,647
FTE adjustment	8	6
Total revenue (FTE) (a)	1,653	1,653
Less: net gain/(loss) on securities	—	(1)
Total revenue (FTE), excluding net gain/(loss) on securities (b)	1,653	1,654

Noninterest expense (c)	1,053	1,221
Less: Notable items	46	187
Noninterest expense, excluding notable items (d)	1,007	1,034

PPNR (a-c)	600	432
PPNR, adjusted (b-d)	646	620	4%

Return on Tangible Common Equity (ROTCE)
Average common shareholders' equity	$16,898
Less: intangible assets and goodwill, net of deferred tax	$5,535
Average tangible common shareholders' equity (e)	11,363

Net income applicable to common shares	432
Add: amortization of intangibles, net of deferred tax	11
Net income, excluding amortization of intangibles (f)	443
Add: Notable items, after tax	37
Net income, excluding amortization of intangibles and notable items (g)	$480

ROTCE, annualized (f/e)	15.8%
Adjusted ROTCE, annualized (g/e)	17.1%